DIVERSIFIED REALTY, INC.
                        110 Second Street South
                           P. O. Box 2249
                      Great Falls, Montana  59405
                            (406) 727-2600

                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    TO BE HELD ON NOVEMBER 25, 1997

To the Shareholders of Diversified Realty, Inc.:

The annual meeting of Shareholders of Diversified Realty, Inc. will be held at the offices of the Company, 110 Second Street South, Great Falls, Montana, on Tuesday, November 25, 1997, at 9:00 a.m., for the following purposes:

1. To elect three directors to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

2. To consider and vote upon a proposal to adopt Restated Articles of Incorporation of the Company to change the Company's term of existence, to change the capital structure of the Company and to modernize the Company's charter, all as more fully set forth in the accompanying proxy statement.

3.	To consider and vote upon a proposal to authorize the Board of Directors of the Company to select an Independent Certified Public Accounting firm to audit the Company's financial statements for 1997.

4.	To transact such other business as may properly come before the meeting or any adjournment of the meeting.

The Company has fixed the close of business on October 31, 1997, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting or adjournments thereof, and only shareholders of record at such time will be entitled to voting rights.

                            DIVERSIFIED REALTY, INC.



                            Kathleen King,
                            Assistant Secretary-Treasurer



Great Falls, Montana
November 14, 1997

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                         DIVERSIFIED REALTY, INC.
                         110 Second Street South
                             P. O. Box 2249
                       Great Falls, Montana  59405

              PROXY STATEMENT FOR  ANNUAL MEETING OF SHAREHOLDERS
                             NOVEMBER 259, 1997

Approximate date proxy material sent to shareholders: November 14, 1997

                     SOLICITATION AND REVOCATION OF PROXY

This proxy statement is furnished in connection with the solicitation of proxies by and on behalf of the management of Diversified Realty, Inc. (the "Company" or "DRI") for its use at the annual meeting of shareholders to be held on Tuesday, November 25, 1997, at 9:00 a.m., in Great Falls, Montana.

Any shareholder signing and returning a proxy in the form enclosed with this statement may revoke such proxy by written notice to the Company or by attending the meeting and voting in person.

Shareholders will be entitled to cast one vote for each share of common stock held by them of record at the close of business on the record date on any matter that may be presented at the meeting for consideration and action by the shareholders, except that shareholders will have cumulative voting rights with respect to the election of directors. Cumulative voting entitles each shareholder to cast for one nominee a total number of votes equal to the number of shares the shareholder held of record at the close of business on the record date multiplied by the number of directors to be elected, or to distribute that total number of votes among as many nominees as the shareholder chooses. Directors are elected by a plurality of the votes cast at a meeting at which a majority of the shares entitled to vote are present in person or by proxy. Where proxies are marked "withhold authority", these shares are included in the determination of the number of shares present and voting. Broker non-votes are not counted in the determination of the number of shares present and voting. You may withhold your vote from any nominee(s) for Director by striking a line through the nominee's name(s) on the proxy form. If you return a signed proxy form that does not indicate your voting preferences, your shares will be voted for the election of the nominated Directors; for the proposal to adopt Restated Articles of Incorporation; and, for the proposal authorizing the Board of Directors to select an Independent Certified Public Accounting firm to audit the Company's financial statements for 1997.

The record date for the determination of shareholders entitled to voting rights at the meeting is the close of business on October 31, 1997. The annual report to shareholders for the year ended December 31, 1996 has previously been mailed to shareholders.

Expenses in connection with this proxy statement including postage, printing and handling, will be paid by the Company. Solicitation may be made of some stockholders by certain directors, officers and employees of the Company in person or by telephone or telegraph. Employees, directors and officers of the Company who may participate in the solicitation of proxies will be reimbursed for out-of-pocket expenses and may receive remuneration for time spent. The Company expects that the amount of remuneration, if any, to be paid to those who solicit proxies will not exceed the total sum of $250.00

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                        VOTING SECURITIES, OWNERSHIP OF
                   CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

As of the close of business on October 31, 1997, 1,872,895 shares of Common Stock, no par value, were outstanding and are entitled to vote at this meeting.

The Company's common stock is not traded on any securities exchange. To the Company's knowledge, neither bid nor asked quotations for the Company's common stock have appeared in any established quotation system during the past several years, nor are such quotations reported in any newspapers, nor are records kept of any quotations by the National Quotation Bureau, Inc. No public market exists for the Company's common stock.

              SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Set forth below is certain information concerning persons who are known by the Company to own beneficially more than 5% of the Company's voting shares on October 31, 1997.

                                          Amount and
                                          Nature of
                  Name and Address of    	Beneficial           Percent
Title of Class		  Beneficial Owner  		    Ownership 	          of Class

No Par Value		    M Corp              	   1,572,707(1)	         83.9%
Common Stock		    110 Second Street South
                  Great Falls, Montana

(1)S. M. McCann and M. A. Arneson and other members of the Anne Marie and Paul J. McCann family own, directly or indirectly, a majority of the outstanding stock of M Corp which owns 1,572,707 shares (83.9%) of the outstanding stock of Diversified Realty, Inc. Members of the Anne Marie and Paul J. McCann family personally own a total of 3,033 shares (.2%) of the Company's outstanding stock. Neither Anne Marie McCann nor Paul J. McCann own any shares of stock in the Company. Anne Marie McCann and Paul J. McCann each disclaim beneficial ownership of any shares of stock of the Company.

SECURITY OWNERSHIP OF MANAGEMENT

The following table sets forth as of October 31, 1997, information concerning the beneficial ownership of the Company's common stock by each director, nominee for director and each executive officer named in the Company's Summary Compensation Table and by all directors and executive officers of the Company as a group. Except as otherwise noted, each beneficial owner listed has sole investment and voting power with respect to the common stock indicated.

Name of Individual or		          Amount and Nature		         Percent
Number of Persons In Group	      of Beneficial Ownership		   of Class

Charles E. Reed				                  20 Direct			                *
M. A. Arneson						                  --	                    			  --
S. M. McCann					                    --	                      	  --
All Directors and Executive
Officers as a Group (3 Persons)	     20(1)				                    *

(1)	See note (1) under Security Ownership of Certain Beneficial Owners

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on the previous page.
*Less than 1 percent.

Based solely on its review of reports of persons subject to Section 16(a) of the Securities and Exchange Act, the Company believes that required reports were filed in a timely manner disclosing transactions involving the Company's common stock.

                           CHANGES IN CONTROL

The Company knows of no contractual arrangements which may at a subsequent date result in a change in control of the Company.

               INFORMATION WITH RESPECT TO NOMINEES FOR DIRECTORS

Three present directors of the Company are management's nominees for election as directors of the Company to constitute the entire Board of Directors to hold office until the next annual meeting of shareholders or until their successors are duly elected and qualified.

It is the intention of the persons named in the accompanying proxy to vote for the election of the nominees named below unless directed otherwise. It is expected that if these nominees should decline or be unable to serve, the proxy will be voted to fill any vacancies so arising in accordance with the discretionary authority of the persons named in the proxy.

Unless otherwise indicated all of the nominees for directors have occupied their present position for more than five years. The following schedule sets forth certain information concerning the nominees.

Name			                      	Age		        	Principal Occupation

M. A. Arneson		                42		         Investor,
President			                               	Billings, Montana

Charles E. Reed	               80	          President, Continental Realty
Vice President					                         Butte, Montana

S. M. McCann		                 34          	Attorney at Law; Director of GNI,
                                            Inc. (parent company of M Corp);
                                            Director of M Corp, and UAC, Inc.;
                                            San Luis Obispo, California

                 REMUNERATION OF DIRECTORS AND OFFICERS

The Company has not adopted a formal plan for the compensation of directors. During 1996 the Company paid a total of $250 for directors fees.

                        EXECUTIVE COMPENSATION

Summary Compensation Table. The table on the following page lists the cash compensation paid by the Company to the Company's President for 1996, 1995 and 1994. No officer or director of the Company received total cash compensation in excess of $100,000 for 1996, 1995 or 1994.

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Name of Individual			           Calendar		           Total Cash
and Position                 			  Year            		Compensation

M. A. Arneson				                 1996                			$ -
President, Director

L. H. LaValley				                1996                 		$ -
President, Director           		  1995			                $ -
                              		  1994			                $250

The Company does not have any stock appreciation rights plans, stock option plans or long-term incentive plans and there was no other material compensation paid during 1996, 1995 or 1994.

            PROPOSAL TO ADOPT RESTATED ARTICLES OF INCORPORATION

Management has proposed adopting Restated Articles of Incorporation to modernize the Company's Articles of Incorporation and to bring them up to date in conformance with the Montana Business Corporation Act. If the proposal is approved, the Restated Articles of Incorporation of the Company will include revisions to the Company's existing Articles of Incorporation to revise the capitalization of the Company, revise the Company's stated purpose, revise the limitation of directors liability, extend the Company's term of existence and eliminate certain existing articles which are no longer required or necessary.

The Company is currently authorized to issue 5,000,000 shares of no par value, nonassessable capital stock. If the proposal is approved, the number of shares of capital stock the Company will be authorized to issue will be increased to 11,000,000 shares and the par value of the Company's common stock will be changed from no par value to Ten Cents ($.10) per share. If the proposal is approved, each share of the Company's currently issued no par value capital stock will be exchanged for one share of $.10 par value capital stock. The increase in the number of shares the Company will be authorized to issue will provide the Company with flexibility and the ability, if necessary or desirable, to issue additional shares of capital stock in the future.

If the proposal is approved, the Company's stated purpose will be modernized and shortened. The Company's current stated purpose as contained in the Company's Articles of Incorporation, is quite lengthy and detailed and not required. If the proposal is approved, the Company's stated purpose will be to engage in any lawful purpose.

The Company's current Articles of Incorporation contain an article limiting the liability of directors in certain circumstances. If the proposal is approved, the Company's Restated Articles of Incorporation will contain an article limiting the liability of directors to the extent currently allowed under the Montana Business Corporation Act.

The Company was originally incorporated in December, 1957 with a stated term of existence of forty (40) years, which term of existence expires on December 23, 1997. If the proposal is approved, the Company's stated term of existence will be changed to a perpetual existence.

The Company's current Articles of Incorporation include separate articles for the number of directors, for stock subscriptions upon organization of the Company and for allowing certain Board of Director authority in addition to that allowed under the Montana Business Corporation Act. These particular articles are no longer required and, if the proposal is approved, they will not be included in the Company's

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Restated Articles of Incorporation.

A copy of the proposed Restated Articles of Incorporation of the Company is attached as Exhibit A.

The affirmative vote of a majority of the shares of capital stock of the Company outstanding and entitled to vote at the meeting will be required for adoption of the proposal.

                  INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

An independent certified public accounting firm has not yet been selected to audit the Company's financial statements for 1997. To allow the Board of Directors flexibility, the Board of Directors requests shareholder approval authorizing the Board of Directors to select an independent certified public accounting firm to audit the Company's financial statements for 1997.

The Board of Directors can select an independent accounting firm without shareholder approval, however, the Board has requested shareholder approval as a matter of courtesy to shareholders. In the event of a negative vote by the shareholders on the matter, the Board will select an independent accounting firm to audit the Company's financial statements for 1997 and may subsequently request ratification of the selection by the shareholders.

Dwyer & Keith, CPAs, P.C., served as the Company's independent auditors for 1996. A representative of Dwyer & Keith, CPAs, P.C. is not expected to attend the shareholders meeting. If a representative of Dwyer & Keith, CPAs, P.C. is at the meeting, he will be welcome to make whatever statement he desires on behalf of his firm and he will be available to respond to appropriate questions addressed to him. No substantial services other than auditing have been provided by Dwyer & Keith, CPAs, P.C., or any other public accountant.

The firm of Dwyer & Keith, CPAs, P.C. has not resigned or declined to stand for re-election nor has that firm been dismissed by the Board of Directors as the Company's independent certified public accountants. There have been no material disagreements between the Company and Dwyer & Keith, CPAs, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The reports of Dwyer & Keith, CPAs, P.C. on the Company's financial statements for the past two years have been unqualified.

             STOCKHOLDER PROPOSALS FOR THE 1998 ANNUAL MEETING

It is anticipated that the 1998 annual meeting of shareholders will be held in July, 1998. Stockholder proposals intended for presentation at the meeting must be received by the Company for inclusion in its proxy statement and form of proxy relating to the meeting no later than April 15, 1998.

                           OTHER INFORMATION

The Company has only one committee, the executive committee. The Board of Directors has not appointed an audit committee, compensation committee or a nominating committee.

The executive committee consists of two directors. The executive committee meets on call and has authority to act on most matters during the intervals between Board meetings.

The Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of the Company. Members of the Board are kept informed of the Company's business by reports and documents sent to them as well as by operating and financial reports submitted to them at Board meetings.

Meetings of the Board of Directors are held as needed, and there is also an organizational meeting following the conclusion of the shareholders meeting. The Board held two meetings in 1996 attended by two-thirds of all directors.

The Company will furnish, without charge, to any record holder or beneficial owner of its Common Stock on such record date, upon receipt of a written request, a copy of its Annual Report to the Securities and Exchange Commission on Form 10-KSB. Written requests should be directed to Diversified Realty, Inc., to the attention of the Corporate Secretary at P. O. Box 2249, Great Falls, Montana 59403-2249.

                  MANNER IN WHICH PROXIES WILL BE VOTED

All properly executed proxies received by management will be voted. In the absence of contrary direction, management proposes to vote the proxies for the election of each of the above nominees to the Board of Directors, each to hold office until the next annual meeting of shareholders or until his successor is duly elected and qualified; for the adoption of Restated Articles of Incorporation; and, for the proposal authorizing the Board of Directors to select an independent certified public accounting firm to audit the Company's financial statements for 1997.

Management knows of no other business to be presented for action at the meeting other than the matters stated above. If any other matters should properly come before the meeting, it is intended that the proxy agents named in the proxy will vote thereon in accordance with their best judgment.

Whether or not you expect to be present at the meeting, you are urged to execute and return the enclosed form of proxy.

                               By Order of the Board of Directors,



                               Kathleen King,
                               Secretary-Treasurer


November 14, 1997
Great Falls, Montana

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                                                          EXHIBIT A



                    RESTATED ARTICLES OF INCORPORATION
                                   OF
                         DIVERSIFIED REALTY, INC.


Pursuant to the provisions of the Montana Business Corporation Act, the undersigned Corporation adopts the following Restated Articles of
Incorporation:

                                ARTICLE I

Name.  The name of this corporation shall be : Diversified Realty, Inc.


                                ARTICLE II

Corporate Purpose. The purpose of this corporation is to engage in any lawful business.

                                ARTICLE III

Capital Stock. The aggregate number of shares which this Corporation shall have authority to issue shall be ELEVEN MILLION (11,000,000) shares, which shall be represented by ELEVEN MILLION (11,000,000) shares of capital stock of TEN CENTS ($.10) par value, and which shall be nonassessable.

                                ARTICLE IV

Limitation of Directors Liability. No director of this corporation shall be liable to the corporation or its shareholders for monetary damages for any action taken, or for the failure to take any action, as a director, except for (a) the amount of financial benefit received by a director to which the director is not entitled, (b) an intentional infliction of harm on the corporation or its shareholders, (c) an unlawful distribution to shareholders, or (d) an intentional violation of criminal law.

                                ARTICLE V

Registered Agent and Office. The address of the registered office and the address of the principal place of business of the Corporation on the date hereof is 110 Second Street South, P. O. Box 2249, Great Falls, Montana 59403, and the name of the initial registered agent at that office is Jerry
K. Mohland.

                                ARTICLE VI

Corporate Duration. This Corporation shall have a perpetual existence.

The foregoing RESTATED ARTICLES OF INCORPORATION of Diversified Realty, Inc. supersede the existing Articles of Incorporation of Diversified Realty, Inc. and any and all amendments thereto.

IN WITNESS WHEREOF, Diversified Realty, Inc. has caused its corporate name to be subscribed and corporate seal to be affixed by its proper officers thereunto duly authorized and the President and Secretary-Treasurer, respectively, have hereunto affixed their hands this ___ day of December, 1997.

                   						Diversified Realty, Inc.


                   						By:___________________________
						                       M. A. Arneson, President
	(SEAL)

                   						By:___________________________
                   						    Kathleen King,
                   						    Secretary-Treasurer

                 THIS PROXY SOLICITED BY MANAGEMENT

                     DIVERSIFIED REALTY, INC.

The undersigned hereby appoints Charles E. Reed, Kathleen King, and M. A. Arneson and each of them, with full power of substitution, to represent the undersigned and to vote all stock registered in the name of the undersigned at the annual meeting of shareholders of Diversified Realty, Inc. to be held at 110 Second Street South, Great Falls, Montana, on Tuesday, November 25, 1997, at 9:00 a.m., and at any adjournments thereof, on the proposals listed below and as more particularly described in the Company's proxy statement and in their discretion upon such other matters as may properly come before the meeting. All powers of said proxies or substitutes shall be exercised by a majority of them, or if only one shall act, then by that one.

    Management recommends a vote FOR the following proposals:



1.Election of the three directors listed below as proposed in the accompanying proxy statement.

       FOR all nominees listed below    WITHHOLD AUTHORITY to vote
       (except as marked_to the         for all_nominees listed
       contrary below) |_|              below |_|

         Instruction: To withhold authority to vote for any individual nominee strike a line through the nominee's name in the list below.

         M. A. Arneson,    S. M. McCann,       Charles E. Reed


2. To adopt Restated Articles of Incorporation of the Company to change the Company's term of existence, to change the capital structure of the Company and to modernize the Company's charter all as more fully set forth in the accompanying proxy statement.
                 _                  _                   _
          FOR   |_|       AGAINST  |_|        ABSTAIN  |_|


3. To authorize the Board of Directors to select an Independent Certified Public Accounting firm to audit the Company's financial statements for 1997.
                 _                  _                   _
           FOR  |_|       AGAINST  |_|        ABSTAIN  |_|

4. To transact such other business as may properly come before the meeting or any adjournment of the meeting.


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1, 2 AND 3 LISTED ABOVE.

DATED ____________________, 1997
                                    ________________________________
                                        Signature of Shareholder

                                    ________________________________
                                        Signature of Shareholder


         PLEASE PROMPTLY MARK, SIGN, DATE AND RETURN THIS PROXY
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